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                                                                    EXHIBIT 10.1
                                PROMISSORY NOTE


$170,600.00                     Houston, Texas                      July 1, 1997


         1. FOR VALUE RECEIVED, the undersigned, Frank A. Pici, an individual residing at 6306 Wagner Way, Sugar Land, Texas 77479 ("Maker"), hereby promises to pay to the order of Mariner Energy, Inc., a Delaware corporation (the "Payee"), in Houston, Harris County, Texas, at 580 Westlake Boulevard, Suite 1300, Houston, Texas 77079, on or before July 1, 2002 (the "Maturity Date"), in lawful money of the United States of America, the principal amount of ONE HUNDRED SEVENTY THOUSAND SIX HUNDRED AND NO/100 DOLLARS ($170,600.00), together with interest on the unpaid balance of said principal amount from time to time remaining outstanding, from the date hereof until maturity (howsoever such maturity shall occur), in like money, at said office, at a rate per annum equal to the lesser of (a) the Note Rate, and (b) the Maximum Rate.

         2. All past due principal of and interest on this Note shall bear interest from the due date thereof (whether by acceleration or otherwise) until paid at a per annum rate equal to the Maximum Rate.

         3. Accrued unpaid interest on the outstanding principal balance hereof shall be due and payable quarterly by Maker to Payee on the last Business Day (as hereinafter defined) of each calendar quarter, commencing September 30, 1997. The outstanding principal balance of this Note shall be due and payable on the Maturity Date, upon which day all outstanding principal shall be immediately due and payable. The foregoing notwithstanding, all unpaid accrued interest on this Note, and the outstanding unpaid principal balance hereof, shall be immediately due and payable in full upon the maturity of the principal of this Note, whether by acceleration or otherwise.

         4. Maker shall have the right and privilege of prepaying this Note, in whole or in part, at any time or from time to time without premium or penalty or notice to the holder hereof. All amounts prepaid shall be applied first to earned, accrued and unpaid interest and the balance, if any, shall be applied to the payment of the principal installments in inverse order of maturity.

         5. The terms set forth below shall have the meanings assigned to such terms as used in this Note:

                 "Applicable Law" shall mean the law in effect from time to time and applicable to the transactions between Payee and Maker pursuant to this Note which lawfully permits the charging and collection of the highest permissible lawful non-usurious rate of interest on such transactions,





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         including laws of the State of Texas, and to the extent controlling and providing for a higher lawful rate of interest, laws of the United States of America. It is intended that Article 1.04, Title 79, Revised Civil Statutes of Texas, 1925, as amended, shall be included in the laws of the State of Texas in determining Applicable Law; and for the purpose of applying said Article 1.04, the interest ceiling applicable to such transactions under said Article 1.04 shall be the indicated (weekly) rate ceiling from time to time in effect.

                 "Business Day" shall mean any day on which banks are open for general banking business in the State of Texas, other than on Saturday, Sunday, a legal holiday or any other day on which banks in the State of Texas are required or authorized by law or executive order to close.

                 "Maximum Rate" shall mean the maximum lawful non-usurious rate of interest, if any, which under Applicable Law Payee is permitted to charge Maker on the loan evidenced by this Note from time to time.
         If, however, during any period interest accruing on this Note is not limited to any maximum lawful non-usurious rate of interest under Applicable Law, then during each such period the "Maximum Rate" shall be equal to a per annum rate of 10% plus the Note Rate.

                 "Note Rate" shall mean, for each calendar quarter during the term of this Note, a per annum rate of interest equal to one and one-quarter percent (1 1/4%) plus the London Interbank Offered Rate ("LIBOR") for the last month of such calendar quarter as reported in the Wall Street Journal on the first Business Day of such calendar quarter.

         6. If any one of the following events shall occur and be continuing (an "Event of Default"):

                 (a) Maker shall fail to pay timely when due, the principal of, or accrued unpaid interest on, this Note or any other of the obligations hereunder; or

                 (b) Maker shall breach any representation or warranty made by Maker in any statement furnished concurrently herewith or hereafter to Payee by or on behalf of Maker; or

                 (c)(i) Default shall be made in the due observance or performance of, or compliance with, any of the covenants or agreements contained herein or (ii) the occurrence of any event or circumstance which constitutes an "event of default" under any security agreement or other instrument securing payment hereof; or





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                 (d)      Maker shall (i) die, resign from employment by Payee,
         be disabled so as to be unable for more than three consecutive months to work full time in the employ of Payee, or shall no longer be employed by Payee for any other reason (including, without limiting the generality of the foregoing, termination of employment by Maker for cause or without cause) as an officer of Payee, or (ii) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of Maker or of all or a substantial part of Maker's property, or (iii) generally fail to pay Maker's debts as they come due in the ordinary course of business, or (iv) commence, or file an answer admitting the material allegations of or consenting to, or default in a petition filed against it in, any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking to have an order for relief entered with respect to Maker under the federal Bankruptcy Code 11 USC Section 101 et. seq., or seeking reorganization, arrangement, adjustment, winding-up, liquidation, composition or the similar relief with respect to Maker or Maker's debt; or

                 (e) A receiver, conservator, liquidator, custodian or trustee of Maker or any of Maker's property is appointed by the order or decree of any court or agency or supervisory authority having jurisdiction; or Maker obtains an order for relief under the federal Bankruptcy Code 11 USC Section 101 et. seq.; or any of the property of Maker is sequestered by court order; or a petition is filed or a proceeding is commenced against Maker under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt or liquidation law of any jurisdiction, whether now or hereafter in effect; or

                 (f)(i) Any event or condition occurs which results in, or permits the forfeiture by Maker of Maker's material rights, benefits or privileges under any indenture, mortgage, deed of trust, promissory note, loan agreement, note agreement or any other material agreement or undertaking, which continues unremedied for any applicable cure period; or (ii) the occurrence of any event, circumstance, or condition which, after any applicable cure or notice period or lapse of time, or both, would constitute a default under any material agreement, contract, promissory note, loan agreement, indenture, lien instrument or the like to which Maker is a party or by which any of Maker's property is subject, which continues unremedied for any applicable cure period, whether or not a party thereto exercises any of its rights and remedies with respect to such default; or

                 (g) The levy or execution of any attachment, execution or other process against any material part of the collateral (if any) securing this Note or any other material property or interest in property of Maker,




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         which is not timely and completely stayed by appropriate proceedings and/or bonding requirements; or

                 (h) Any court shall find or rule, or Maker shall assert or claim, (i) that Payee does not have a valid, perfected, enforceable lien and security interest in the collateral (if any) securing this Note, or (ii) that this Agreement or any of the loan documents executed in connection herewith does not or will not constitute the legal, valid, binding and enforceable obligations of the party or parties (as applicable) thereto, or (iii) that any person has a conflicting or adverse lien, claim or right in, or with respect to, the collateral (if any) securing this Note or any material portion thereof; or

                 (i) The rendering of any judgment or judgments against Maker for the payment of money in excess of $10,000, in the aggregate, which remains unsatisfied and in effect for any period of 10 consecutive days without a stay of execution; or

                 (j) Maker shall have concealed, removed, or permitted to be concealed or removed, any part of Maker's property, with intent to hinder, delay or defraud Maker's creditors or any of them, or made or suffered a transfer of any of Maker's property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or shall have made any transfer of Maker's property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or shall have suffered or permitted, while insolvent, any creditor to obtain a lien upon any of Maker's property through legal proceedings or distraint or other process which is not vacated within 10 days from the date thereof; or

                 (k) Any material adverse change shall occur in the business, assets or condition (financial or otherwise) of Maker; or

                 (l) Payee at any time shall, in Payee's sole and absolute discretion, consider the payment of this Note to be insecure or any part of the collateral (if any) securing this Note to be unsafe, insecure or insufficient and Maker shall not upon demand by Payee furnish other collateral or make payment, satisfactory to Payee;

then the Payee, at its option, may declare the unpaid principal portion of this Note to be forthwith due and payable, whereupon the said portion of this Note and all accrued, earned and unpaid interest shall become immediately due and payable by Maker without demand, presentment for payment, notice of non-payment, protest, notice of protest, notice of intent to accelerate maturity, notice of acceleration of maturity or any other notice of any kind to Maker, or any other person liable hereon or with respect hereto, all of which are hereby expressly waived by Maker and each other person liable hereon or with respect hereto, anything contained herein or in any other documents or




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instruments to the contrary notwithstanding; and upon the happening of any
Event of Default referred to in paragraphs (e) or (f), the unpaid principal portion of this Note and all other interest on this Note then accrued, earned and unpaid shall become automatically due and payable by Maker without demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate maturity, notice of acceleration of maturity or any other notice of any kind to Maker or any other person liable hereon or with respect hereto, all of which are expressly waived by Maker and each other Person liable hereon or with respect hereto, anything contained herein or in any document or instrument to the contrary notwithstanding. Further, upon the occurrence of any default or event of default, Payee shall have all other rights and remedies as set forth herein and in the other documents (if any) securing this Note and as otherwise provided at law or in equity, all such rights and remedies being cumulative, including, but without limitation, the right, without prior notice to Maker or any other person liable with respect hereto, to set-off and apply any indebtedness at any time owing by Payee to, or for the credit or account of, Maker against any indebtedness owed to Payee by Maker, irrespective of whether or not Payee shall have made demand under this Note or any other instrument securing this Note, and although this Note may not then be matured; provided, that any exercise of said set-off by Payee shall be subsequently followed by notice from Payee to Maker of such right exercised, but the failure to give such notice shall in no manner affect the right of Payee in respect to set-offs and corresponding applications of funds.

         7. Maker shall, upon demand by Payee, promptly pay to Payee any and all costs and expenses, including legal expenses, collections costs and attorneys' fees (whether or not legal proceedings are instituted including, without limitation, legal expenses and reasonable attorneys' fees in connection with any bankruptcy proceedings), incurred or paid by Payee in protecting or enforcing Payee's rights hereunder. Without limiting the generality of the foregoing, if this Note is collected by suit or through the Bankruptcy Court, or any judicial proceeding, or if this Note is not paid at maturity, however such maturity may be brought about, and it is placed in the hands of an attorney for collection (whether or not legal proceedings are instituted), then Maker agrees to pay, in addition to all other amounts owing hereunder, the collection costs and reasonable attorneys' fees of the holder hereof.

         8. The records of Payee shall constitute rebuttably presumptive evidence of the principal and earned, accrued and unpaid interest remaining outstanding on this Note.

         9. It is the intent of Payee and Maker in the execution and performance of this Note to remain in strict compliance with Applicable Law from time to time in effect. In furtherance thereof, Payee and Maker stipulate and agree that none of the terms and provisions contained in this Note shall ever be construed to create a contract to pay for the use, forbearance or detention of money with interest at a rate or in an amount in excess of the Maximum Rate or amount of interest permitted to be charged under Applicable Law. For purposes of this Note "interest" shall include the aggregate of all charges which constitute interest under Applicable Law that are contracted for,




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charged, reserved, received or paid under this Note.  Maker shall never be required to pay unearned interest and shall never be required to pay interest at a rate or in an amount in excess of the Maximum Rate or amount of interest that may be lawfully charged under Applicable Law, and the provisions of this paragraph shall control over all other provisions of this Note, and of any other instrument pertaining to or securing this Note, which may be in actual or apparent conflict herewith. If this Note is prepaid, or if the maturity of this Note is accelerated for any reason, or if under any other contingency the effective rate or amount of interest which would otherwise be payable under this Note would exceed the Maximum Rate or amount of interest Payee or any other holder of this Note is allowed by Applicable Law to charge, contract for, take, reserve or receive, or in the event Payee or any holder of this Note shall charge, contract for, take, reserve or receive monies that are deemed to constitute interest which would, in the absence of this provision, increase the effective rate or amount of interest payable under this Note to a rate or amount in excess of that permitted to be charged, contracted for, taken, reserved or received under Applicable Law then in effect, then the principal amount of this Note or the amount of interest which would otherwise be payable under this Note or both shall be reduced to the amount allowed under Applicable Law as now or hereinafter construed by the courts having jurisdiction, and all such moneys so charged, contracted for, taken, reserved or received that are deemed to constitute interest in excess of the Maximum Rate or amount of interest permitted by Applicable Law shall immediately be returned to or credited to the account of Maker upon such determination. Payee and Maker further stipulate and agree that, without limitation of the foregoing, all calculations of the rate or amount of interest contracted for, charged, taken, reserved or received under this Note which are made for the purpose of determining whether such rate or amount exceeds the Maximum Rate or amount, shall be made to the extent not prohibited by Applicable Law, by amortizing, prorating, allocating and spreading during the period of the full stated term of this Note, all interest at any time contracted for, charged, taken, reserved or received from Maker or otherwise by Payee or any other holder of this Note.

         10. Maker and all sureties, endorsers and guarantors (if any) of this Note waive demand, presentment for payment, notice of non-payment, protest, notice of protest, notice of intent to accelerate maturity, notice of acceleration of maturity and all other notice, filing of suit and diligence in collecting this Note or enforcing any of the security herefor, and agree to any substitution, exchange or release of any such security, the release of any party primarily or secondarily liable hereon and further agree that it will not be necessary for any holder hereof, in order to enforce payment of this Note, to first institute suit or exhaust its remedies against any security herefor, and consent to any one or more extensions or postponements of time of payment of this Note on any terms or any other indulgences with respect hereto, without notice thereof to any of them.

         11. This Note is secured by all security agreements, collateral assignments and lien instruments (if any) executed by the Maker in favor of Payee, or executed by any other party as security for this Note, including any executed prior to, simultaneously




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with, or after the date of this Note and including, without limitation, that certain Security Agreement of even date herewith by Maker in favor of Payee.

         12. Maker hereby irrevocably directs Payee to apply and set off, against the accrued unpaid interest hereon and the outstanding unpaid principal balance hereof, all deferred compensation and other payments and amounts due and payable from Payee to Maker on or after the date hereof. It is Maker's intention hereby to convey, assign and transfer as of the date hereof to Payee, for the purposes of effecting the foregoing application and set off, all of Maker's rights to receive such deferred compensation after the date hereof, such that when, as and if such deferred compensation payments shall be due and payable by Payee to Maker, Maker shall be deemed to have irrevocably assigned and transferred all rights thereto to Payee, effective as of the date hereof.

         13. This Note shall be governed by and construed in accordance with the internal laws of the State of Texas and applicable federal laws of the United States of America. This Note has been delivered and accepted and is payable at Houston, Harris County, Texas. There are no unwritten or oral agreements between the Maker and the Payee. Payee has no commitment to make any additional loans to or to extend financial accommodations to Maker beyond the loan evidenced hereby.

         EXECUTED AND EFFECTIVE as of the day and year first above written.

                                    MAKER:
                                    -----




                                            /s/ FRANK A. PICI
                                    -----------------------------------------
                                                Frank A. Pici





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